UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  July 26, 2021
(Date of earliest event reported)

Central Index Key Number of the issuing entity: 0001710360

CD 2017-CD5 Mortgage Trust

(exact name of the issuing entity as specified in its charter)

Central Index Key Number of the depositor: 0001258361

Citigroup Commercial Mortgage Securities Inc.

(exact name of the depositor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number: 0001701238)

German American Capital Corporation

(Central Index Key Number: 0001541294)

Citigroup Global Markets Realty Corp.

(Central Index Key Number: 0001541001)

(Exact names of sponsors as specified in their respective charters)

New York (State or other jurisdiction of incorporation or organization of the issuing entity)	333-207132-12 (Commission File Number of the issuing entity)	82-2599112 82-2726539 82-6572703 (I.R.S. Employer Identification Numbers)

c/o Citibank, N.A.

as Certificate Administrator

388 Greenwich Street, 14th Floor

New York, NY

(Address of principal executive offices of the issuing entity)

10013

(Zip Code)

Registrant’s telephone number, including area code:

(212) 816-5614

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 6.02  Change of Servicer or Trustee.

The General Motors Building Mortgage Loan, an asset of CD 2017-CD5 Mortgage Trust (the “Issuing Entity”), is being serviced pursuant to the trust and servicing agreement (the “BXP 2017-GM Trust and Servicing Agreement”), dated as of June 9, 2017, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, and Wilmington Trust, National Association, as trustee, which governs the issuance of the BXP Trust 2017-GM, Commercial Mortgage Pass-Through Certificates, Series 2017-GM. The BXP 2017-GM Trust and Servicing Agreement was filed as Exhibit 4.2 to the Current Report on Form 8-K with respect to the Issuing Entity dated August 15, 2017 under Commission File No. 333-207132-12.

Pursuant to Section 7.1(e) of the BXP 2017-GM Trust and Servicing Agreement, the controlling class representative under the BXP 2017-GM Trust and Servicing Agreement terminated AEGON USA Realty Advisors, LLC as special servicer under the BXP 2017-GM Trust and Servicing Agreement, and appointed Argentic Services Company LP to act as successor special servicer under the BXP 2017-GM Trust and Servicing Agreement. The termination of AEGON USA Realty Advisors, LLC as special servicer under the BXP 2017-GM Trust and Servicing Agreement and the appointment of Argentic Services Company LP as successor special servicer under the BXP 2017-GM Trust and Servicing Agreement is effective as of July 26, 2021.  A copy of the related Acknowledgement and Acceptance of Special Servicer, dated July 26, 2021 is attached hereto as Exhibit 20.1.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the pooling and servicing agreement (the “Pooling and Servicing Agreement”) dated as of August 1, 2017 relating to the Issuing Entity, filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity dated August 15, 2017 under Commission File No. 333-207132-12.

The Outside Special Servicer with respect to the General Motors Building Mortgage Loan

Argentic Services Company LP

Capitalized terms used in this section without definition have the meanings assigned to them in the Pooling and Servicing Agreement.

Argentic Services Company LP, a Delaware limited partnership (“ASC”), will act as the Outside Special Servicer for the General Motors Building Mortgage Loan and in such capacity will be responsible for the servicing and administration of the General Motors Building Mortgage Loan pursuant to the BXP 2017-GM Trust and Servicing Agreement. ASC maintains its principal servicing office at 500 North Central Expressway, Suite 261, Plano, Texas 75074 and its telephone number is 469-609-2000.

ASC currently has a commercial mortgage-based securities special servicer rating of “CSS3+” by Fitch and a commercial loan special servicer rating of “Average” by S&P.

ASC, formed in 2019, began operations in early 2020 and is a limited partnership ultimately controlled by, and majority-owned by, funds managed by Elliott Investment Management L.P. and its affiliates (“Elliott”). As of January 1, 2021, Elliott manages approximately $41.8 billion in assets. Certain key employees of ASC and Argentic Investment Management LLC (“AIM”) retain a minority stake in ASC ownership.

 As of March 31, 2021, ASC has twenty (20) employees responsible for special servicing of commercial mortgage loans, including its senior management team averaging 32 years of industry experience. ASC is named special servicer on 22 securitized pools (19 commercial mortgage-backed securities pools and 3 collateralized loan obligation pools) including 870 loans secured by 1,272 properties with an unpaid balance of approximately $15.4 billion as of March 31, 2021.  As of March 31, 2021, ASC is actively managing 56 loans, secured by 86 properties (including 5 REO properties) with an approximate unpaid balance of $1.3 billion.

ASC uses a cloud hosted, web browser interface, special servicing and asset management system as its system of record (“RealINSIGHT”). RealINSIGHT is a full-function loan and real estate underwriting, asset management, data and document repository, credit surveillance and reporting system that supports the start-to-finish, life cycle management of performing and distressed asset portfolios, special servicing and risk management. RealINSIGHT with its enhanced features for managing servicing, risk and compliance processes has the following features: various communication mechanisms (alerts, messages, notifications), standard action and resolution reports/templates (including asset status reports and consent memoranda), industry standard reports (including the industry standard special servicing loan and property data files and liquidation templates), the ability to build custom reports and models including dashboards and analytics, structured guidance to build workflows and action plans, recordkeeping modules for document, vendor management, and geographic mapping.

ASC has its own watch list and surveillance reports to monitor monthly CREFC® IRP reports produced by the master servicer in comparison to ASC’s internal reports using RealINSIGHT to identify degradation of performance or other potential transfer events. Although ASC’s internal watch list criteria overlaps with CREFC®’s portfolio review guidelines in some instances, ASC’s criteria are more conservative and broader in order to not overcomplicate or restrict any watch list determinations. ASC revises and enhances its watch list criteria as necessary to ensure “early detection” of potential collateral or borrower issues.

ASC has a shared services agreement with AIM wherein AIM provides certain non-servicing support functions and non-personnel services to ASC. These areas of support include legal, finance, human resource services and information technology. As required, ASC engages vendors for third party services pertaining to, among other things, (i) the preparation of appraisals, inspections, surveys, title updates or policies, and environmental and property condition reports, and (ii) actions and decisions for legal issues, property management, listing, leasing, brokerage, tax appeal, REO insurance and operating information analysis.

ASC has detailed operating policies and procedures (including templates and exhibits) which are formally reviewed on an annual basis, and adopts interim changes as necessary to: (i) the extent required by applicable law or regulation including in accordance with the applicable servicing criteria set forth in Item 1122 of Regulation AB under the Securities Act; (ii) maintain current industry best practices based on ASC’s participation in various industry associations and its external communications with clients and other constituents; and (iii) address material changes to its business or the overall business environment that it believes warrant a change to its policies and procedures. ASC has a documented disaster recovery and business continuity plan. ASC does not have a stand-alone internal audit department. ASC has engaged a qualified independent public accounting firm that is registered with the PCAOB, and co-sources internal audit functions.

In its capacity as Outside Special Servicer, ASC will not have any material advancing rights or obligations. ASC does not believe that its financial condition will have any adverse effect on the performance of its duties under the BXP 2017-GM Trust and Servicing Agreement and, accordingly, will not have any material impact on the performance of the General Motors Building Mortgage Loan or the Certificates.

ASC, in its role as a special servicer, does not establish any bank accounts except for REO bank accounts as required pursuant to the transaction documents. All such accounts will be established at financial institutions meeting the requirements of the related transaction documents. Funds in such accounts will not be commingled.

In its capacity as Outside Special Servicer, ASC will not have primary responsibility for custody services of original documents evidencing the General Motors Building Mortgage Loan, but may from time to time have custody of certain of such documents as necessary for enforcement actions involving such Mortgage Loan or otherwise. To the extent that ASC has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the servicing standard specified in the BXP 2017-GM Trust and Servicing Agreement.

ASC expects from time-to-time to be a party to lawsuits and other legal proceedings as part of its duties as a special servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of its business. ASC does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the BXP 2017-GM Trust and Servicing Agreement. There are currently no proceedings pending and no legal proceedings known to be contemplated by governmental authorities, against ASC or of which any of its property is the subject, which are material to the certificateholders.

No securitization transaction involving commercial or multifamily mortgage loans in which ASC is acting as special servicer has experienced an event of default as a result of any action or inaction by ASC as special servicer. ASC has not been terminated as servicer in a commercial mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger. In addition, there has been no previous disclosure of material noncompliance with servicing criteria by ASC with respect to any other securitization transaction involving commercial or multifamily mortgage loans in which ASC was acting as special servicer.

ASC may enter into one or more arrangements with the applicable directing holder, holders of certificates of the controlling class or any person with the right to appoint or remove and replace the Outside Special Servicer under the BXP 2017-GM Trust and Servicing Agreement to provide for a discount and/or revenue sharing with respect to certain of the special servicing compensation in consideration of, among other things, ASC’s appointment as Outside Special Servicer under the BXP 2017-GM Trust and Servicing Agreement and any related intercreditor agreement and limitations on such person’s right to replace the Outside Special Servicer under the BXP 2017-GM Trust and Servicing Agreement.

ASC is not an affiliate of the Depositor, Master Servicer, Special Servicer, Certificate Administrator, Operating Advisor, Asset Representations Reviewer, any originator or any other material party related to the CD 2017-CD5 Mortgage Trust transaction.

The information above set forth under this “The Outside Special Servicer with respect to the General Motors Building Mortgage Loan” heading has been provided by Argentic Services Company LP.

A description of additional material terms of the BXP 2017-GM Trust and Servicing Agreement regarding the role of the Outside Special Servicer with respect to the General Motors Building Mortgage Loan, including limitations on such Outside Special Servicer’s liability under the BXP 2017-GM Trust and Servicing Agreement and terms regarding such Outside Special Servicer’s removal, replacement, resignation or transfer, is included under the heading “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus with respect to the Issuing Entity, dated July 24, 2017 and filed with the Securities and Exchange Commission on August 15, 2017 under Commission File No. 333-207132-12.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.		Description

Exhibit 20.1		Acknowledgement and Acceptance of Special Servicer dated July 26, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)

/s/ Richard Simpson

Richard Simpson, President

Date: July 26, 2021

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